Exhibit 99.1

& Gas, Inc. Adjusted EBITDA by Quarter March 31, June 30, September 30, December 31, March 31, June 30, 2013 2013 2013 2013 2014 2014 Net income (loss) 313,813$ (297,300)$ (223,664)$ (195,508)$ (381,560)$ (543,360)$ Add Back: Interest expense, net, excluding amortization of warrant based financing costs 222,772 520,284 622,842 706,231 929,378 1,136,603 Income tax provision (433,788) (92,913) (88,708) (83,442) (284,023) (305,715) Depreciation, depletion and amortization 705,536 874,474 1,070,753 1,078,394 1,594,857 2,139,733 Accretion of abandonment liability 1,152 1,811 1,811 4,245 4,505 5,148 Share based compensation 172,453 223,145 263,379 292,662 297,762 301,241 Unrealized loss (gain) on derivatives - - 46,225 167,451 214,035 881,124 Adjusted EBITDA 981,938$ 1,229,501$ 1,692,638$ 1,970,033$ 2,374,954$ 3,614,774$ Three Months Ended

BLACK RIDGE

OIL & GAS

Focused Growth in the Williston Basin

Enercom: The Oil and Gas Conference® 19

OTCQB: ANFC

August 19, 2014

Forward Looking Statements

Statements made by representatives of Black Ridge Oil & Gas, Inc. ("Black Ridge" or the "Company") during the course of this presentation that are not historical facts are "forward-looking statements" within the meaning of federal securities laws. These statements are based on certain assumptions and expectations made by the Company which reflect management's experience, estimates and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. No assurances can be given that such assumptions and expectations will occur as anticipated and actual results may differ materially from those implied or anticipated in the forward looking statements. Such statements are subject to a number of risks and uncertainties, many of which are beyond the control of the Company, and which include risks relating to the global financial crisis, our ability to obtain additional capital needed to implement our business plan, declines in prices and demand for gas, oil and natural gas liquids, loss of key personnel, lack of business diversification, reliance on strategic third-party relationships, ability to obtain rights to explore and develop oil and gas reserves, the rate of in-fill drilling on our leased acreage, financial performance and results, our indebtedness under our line of credit, our ability to replace reserves and efficiently develop our current reserves, our ability to make acquisitions on economically acceptable terms, our ability to become listed on a national exchange, and other important factors. Black Ridge undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.

Black Ridge Overview

- Well Positioned to Take Advantage of Current Phase of Development in the Williston Basin
- Pure Play Bakken / Three Forks Non-Operator
  - Production is 90% oil
  - Approximately 10,000 net leasehold acres
  - Non-operator platform – consolidation potential
- 2Q 2014 Operational and Financial Highlights

	2Q 14	1Q 14	2Q 13	Annual Change	Sequential Change
Average Production, BOE/d	715	525	283	+153%	+36%
Oil & Gas Sales, $MM(1)	5.6	4.0	2.2	+158%	+38%
Adjusted EBITDA, $MM	3.6	2.4	1.2	+194%	+52%

- Rapid Growth
  - 6.4 net wells in production, 1.8 net wells "drilling"(2)
  - Stockyard Creek driving growth, Mandaree next
  - Over 50 net wells of remaining inventory(3)



Stockyard Creek
Corral Creek
Mandaree
North Dakota
Montana
Williston Basin
Black Ridge Focus Acreage

(1) Oil & Gas Sales exclude the effect of derivatives
(2) "Drilling" includes wells that are preparing to drill, drilling, awaiting completion, and completing; as of July 31, 2014
(3) Based on 10,000 net acres, 1280-acre drilling units, and 8 wells per drilling unit.

Evolution of The Williston Basin

- **Phase 1: Land Grab, 2007 - 2009**
  - Leases in heart of play acquired for < $500/acre, 3-5 year terms, 81.25% NRI
  - Prolific Estimated Ultimate Recoveries (EUR's) in Parshall and Sanish fields resulted in high returns that overshadowed mediocre performance outside of core areas

- **Phase 2: HBP (Held By Production) Drilling, 2010 - 2013**
  - Scramble to get first well drilled to avoid lease expiration
  - Drilling / Completion capex and lease costs increase
  - Result: basin-wide IRR% reduction

- **Phase 3: Infill Drilling, Present Day**
  - Majority of leases are now Held By Production
  - Operators begin to develop remaining inventory and test spacing between adjacent wells
  - Pad drilling and supply / demand reducing capex costs
  - Improved completion designs are increasing EUR's
  - IRR% increasing across the basin
  - Non operators need capital to participate in drilling

Why The Non-Operator Business Model?

- Ability to selectively invest in the highest return projects, without the need to control a drilling unit
- Knowledge and data from over 300 gross wells to make capital allocation decisions
- Low cost structure
- Fragmented nature of non-operator leaseholds will continue to provide growth opportunity as the play matures
- Increased capex visibility due to downspacing/pad drilling

Black Ridge Oil & Gas Strategy


Deal Flow with Near-Term Development
Investment in Acreage
Investment in Drilling
Reporting, Controls, Regulatory Compliance
Capital Availability
Disciplined Investment Decisions and Asset Management
Cash Flow: IRR >30%

Liquidity

BLACK RIDGE OIL & GAS

CADENCE BANK

Senior Secured Revolving Credit Facility

- $50 MM
- $20 MM Current Borrowing Base
- LIBOR + 300 bps to LIBOR + 350 bps depending upon facility usage

CHAMBERS ENERGY CAPITAL

Subordinated Term Loan

- $75 MM
- $35 MM Current Availability
- LIBOR + 900 bps cash, 400 bps PIK

Key Highlights:

- $55 MM total current availability, $44 MM drawn as of June 30, 2014
- Sufficient runway to execute aggressive growth strategy
- Cadence borrowing base redetermination expected in August 2014

Executing Our Growth Strategy

- Ratio of net wells drilling to net wells producing
  - Leading indicator for production growth
  - 6.4 net wells producing
  - 1.8 net wells "drilling"
- YTD production increase of 136% year over year



Black Ridge Oil & Gas' Net Wells (as of 7/31/14)
10
9
8
7
6
5
4
3
2
1
0
Oct-10
Dec-10
Feb-11
Apr-11
Jun-11
Aug-11
Oct-11
Dec-11
Feb-12
Apr-12
Jun-12
Aug-12
Oct-12
Dec-12
Feb-13
Apr-13
Jun-13
Aug-13
Oct-13
Dec-13
Feb-14
Apr-14
Jun-14
1.8
6.4
Producing
"Drilling"
Permitted



Black Ridge Oil & Gas' Net Production BOE/d
800
700
600
500
400
300
200
100
-
14
29
118
86
88
192
304
222
242
283
308
358
525
715
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q1 '14
Q2 '14

Production Growth Driving Cash Flow Growth



Black Ridge Oil & Gas' Adjusted EBITDA(1)
$MM
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
1.0
1.2
1.7
2.0
2.4
3.6
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q1 '14
Q2 '14

(1) Adjusted EBITDA is a non-GAAP financial measure. Please see the appendix for a reconciliation of adjusted EBITDA.

Strong Asset Base Driving Growth

Year End 2013 Reserve Summary

Reserve Category	Oil (MBbls)	Gas (Mmcf)	Total (MBOE)	SEC PV-10 ($MM)
PDP	895	615	998	$ 32.38
PDNP	32	38	38	$ 1.61
PUD	3,147	2,126	3,502	$ 40.39
Total Proved Reserves	**4,074**	**2,779**	**4,538**	**$ 74.38**



MBOE
PV-10 $MM
5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
80
70
60
50
40
30
20
10
0
480
7.6
2,384
27.9
4,538
74.4
2011
2012
2013
Proved Developed Reserves
Proved Undeveloped Reserves
PV10 of Proved Reserves

Compelling Valuation vs. Peer Group[1]



Enterprise Value / EBITDA(2)
16.0x
14.0x
12.0x
10.0x
8.0x
6.0x
4.0x
2.0x
0.0x
5.2x
5.4x
6.9x
6.9x
8.2x
8.2x
9.8x
13.5x
ANFC



1H '14 Production Growth over 1H '13(3)
180%
160%
140%
120%
100%
80%
60%
40%
20%
0%
14%
30%
43%
61%
65%
86%
136%
156%
ANFC

(1) Peer Group includes BCEI, EOX, KOG, NOG, OAS, SYRG, USEG.
(2) Source: Enercom, Inc., and Bloomberg from public filings. Enterprise value calculated as market capitalization (as of 8/15/14) plus net debt and preferred stock. EBITDA calculated as of the most recent quarter, annualized
(3) Source: Public filings

Corral Creek – Dunn County, ND



T147N R95W
T147N R94W
T147N R93W
North Dakota
Montana

Corral Creek Unit (Burlington Resources)
- ~30,884 Gross Acres
- 0.77% Working Interest (WI)
- 3 Rig Drilling Program, 81 Well Inventory(1)

Development Status:
- 62 Wells Producing (0.48 Net Wells)
- 26 Wells "Drilling" (0.20 Net Wells)
- 7 Wells Permitted (0.05Net Wells)

Lincoln (Marathon Oil)
- ~2748 Gross Acres
- 6.43% WI
- 1 Well Producing
- Lincoln USA 16-1H: 283k bbls in 462 days
- Remaining Inventory(1): 9+ Wells

Gorhman (Burlington Resources)
- ~1280 Gross Acres
- 19.34% WI
- 2 Wells Producing
- Gorhman 24-31MBH
- Gorhman 14-31TFH
- Remaining Inventory(1): 5+ Wells

Hansen (Marathon Oil)
- ~1280 Gross Acres
- 3.10% WI
- 4 Wells Producing
- Remaining Inventory(1): 3+ Wells

Halliday (Hunt)
- ~1280 Gross Acres
- 3.10% WI
- 3 Wells Producing
- Remaining Inventory(1): 4+ Wells

(1) Remaining Inventory is based upon publicly available NDIC data and internal estimates.

Stockyard Creek - Williams County, ND

- Eight Gross (0.67 Net) Wells Producing
  - Sail & Anchor 4-13-14HBK
  - Coopers 2-15-14HBK
  - Tooheys 4-15-14HBK
  - Little Creature 1-15-14HBK
  - Blackdog 3-13-14H
  - E Rennerfeldt 1-13H
  - E Rennerfeldt 2-13H
  - Matilda Bay 2-15H
- Eight Gross (0.77 Net) Wells "Drilling"(2)
  - Matilda Bay 1-15H
  - Bootleg 4-14-15TFH
  - Bootleg 5-14-15TFH
  - Bootleg 6-14-15TFH
  - Bootleg 7-14-15TFH
  - Bootleg 8-14-15TF2H
  - Ironbank 4-14-13TFH
  - Ironbank 5-14-13TFH
- Strong Economics
  - Operated by Slawson Exploration
  - Advanced Completion Design
  - Additional drilling inventory in lower TF benches



North Dakota
Montana



Bakken
Three Forks 1st Bench



T154N-R99W
15
14
13
Producing Bakken Wells(1)
Bakken Wells To Drill
Three Forks Wells To Drill
Three Forks 2nd Bench To Drill

(1) Black Ridge interest excludes three wellbores drilled by previous operator.
(2) "Drilling" includes wells that are preparing to drill, drilling, awaiting completion, and completing; numbers as of July 31, 2014

Mandaree – McKenzie County, ND

- Operator: EOG Resources – Antelope Prospect
- Five Gross (0.62 net) Wells Drilling, Expected Production Q4 '14
  - Mandaree 17-05H
  - Mandaree 135-05H
  - Mandaree 110-05H
  - Mandaree 134-05H
  - Mandaree 28-05H
- Potential Full Development[1]:
  - 28 Gross (3.25 net) Wells on 640-acre (short lateral) spacing
  - 12 Middle Bakken Wells, 16 Three Forks Wells



Montana
North Dakota



Recent EOG Antelope Short Lateral Results[2]
Middle Bakken Lateral
Three Forks Lateral
600 MBoe EUR Curve
Cumulative BOE
250,000
200,000
150,000
100,000
50,000
0
1
3
5
7
9
11
13
15
Months of Production



T149N-R94W-5
Middle Bakken
Three Forks
1st Bench
2nd Bench
3rd Bench

Black Ridge interest excludes two previously drilled wells (shown in gray).

(1)Based on publicly available data, NDIC Case File #22520
(2)Bear Den wells, NDIC Well #23267-23270

Executing Growth Plan

Focused on Growing Production, Reserves, Cash Flow and Shareholder Returns

December 2012

Capital Constrained
- 222 BOE/d 4Q '12
- $28 MM Proved Reserves PV10
- 2.3 net wells producing
- 0.4 net wells drilling

Today

Completed Financing, putting capital to work
- $44 MM deployed (6/30/14)
- 715 Boe/d (2Q '14)
- $74 MM Proved Reserves PV10 as of 12/31/13
- 6.4 net wells producing (7/31/14)
- 1.8 net wells drilling (7/31/14)

Future

Deploying full $125 MM
- $81 MM available for acreage acquisition and well development as Company's asset base grows
- 50+ net wells of remaining inventory from existing acreage base(1)

(1) Based on 10,000 net acres, 1,280 acre spacing units, and 8 wells per spacing unit

Why Invest?

- Company is executing
  - 1H '14 Production growth of 136% over 1H '13
  - Strong cash flow generation: $6.0mm Adjusted EBITDA in 1H '14
- Pure play Bakken / Three Forks non-operator with 90% oil-weighted production
- Liquidity to fund existing development and acquisition plans
- Strong inventory of high return projects with active near term development
- Compelling valuation

For More Information

www.blackridgeoil.com



BLACK RIDGE
OIL & GAS
Company
Leaseholds
Wells
Drilling
Investors
News
Contact
The Bakken
& Three Forks
Black Ridge Oil & Gas
Black Ridge Oil & Gas is an exploration and production company targeting the Bakken and Three Forks trend in western North Dakota and eastern Montana. The Company currently controls over 10,000 net Bakken and/or Three Forks acres. Black Ridge Oil & Gas is aggressively increasing its acreage position. The Company is well capitalized and able to quickly close on opportunistic mineral leases throughout the Williston Basin. Read More...
Experienced Management
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Low Overhead
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Company News »
Black Ridge Oil & Gas Announces First Quarter 2014 Financial and Operational Results
May 13, 2014
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May 7, 2014
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"The development of horizontal drilling in the oil industry has been compared to the invention of the transistor in the electronics industry."
Charlotte J. Wright, PhD, & Rebecca A. Gallun, PhD, Fundamentals of Oil & Gas Accounting, 2008 »

Stay Up to Date on Black Ridge Oil & Gas

Ken DeCubellis
Chief Executive Officer
ken.decubellis@blackridgeoil.com
952-426-1241

Appendix

Reconciliation of Net Income to Adjusted EBITDA

Black Ridge Oil & Gas, Inc.
Adjusted EBITDA by Quarter

	Three Months Ended					
	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014
Net income (loss)	$ 313,813	$ (297,300)	$ (223,664)	$ (195,508)	$ (381,560)	$ (543,360)
Add Back:						
Interest expense, net, excluding amortization of warrant based financing costs	222,772	520,284	622,842	706,231	929,378	1,136,603
Income tax provision	(433,788)	(92,913)	(88,708)	(83,442)	(284,023)	(305,715)
Depreciation, depletion and amortization	705,536	874,474	1,070,753	1,078,394	1,594,857	2,139,733
Accretion of abandonment liability	1,152	1,811	1,811	4,245	4,505	5,148
Share based compensation	172,453	223,145	263,379	292,662	297,762	301,241
Unrealized loss (gain) on derivatives	-	-	46,225	167,451	214,035	881,124
Adjusted EBITDA	$ 981,938	$ 1,229,501	$ 1,692,638	$ 1,970,033	$ 2,374,954	$ 3,614,774